UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 14, 2006
TECHNICAL OLYMPIC USA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32322	76-0460831

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

4000 Hollywood Blvd., Suite 500-N Hollywood, Florida		33021

(Address of principal executive offices)		(Zip code)
(954) 364-4000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On February 14, 2006, Technical Olympic USA, Inc. (the “Company”) issued a press release reporting financial results for the three months and year ended December 31, 2005, reiterating earnings guidance for 2006, and discussing certain operational guidance for 2006. A copy of the press release is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
          99.1 Press Release, dated February 14, 2006, of Technical Olympic USA, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 14, 2006	TECHNICAL OLYMPIC USA, INC.
/s/ RANDY L. KOTLER
Randy L. Kotler
Vice President - Chief Accounting Officer

Index to Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release, dated February 14, 2006, of Technical Olympic USA, Inc.

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